DRAWN BY AND RETURN TO:


Hunton & Williams
600 Peachtree Street
Suite 4100
Atlanta, Georgia  30308


STATE OF NEW YORK

COUNTY OF SENECA


                              FIRST MODIFICATION TO
                         MORTGAGE AND SECURITY AGREEMENT
                      (COLLATERAL IS OR INCLUDES FIXTURES)


         THIS FIRST MODIFICATION TO MORTGAGE AND SECURITY AGREEMENT made as of the ____ day of December 1996 between GPM CORPORATION, a New York corporation having a mailing address of c/o Ridgeview, Inc., P.O. Box 8, 2101 North Main Street, Newton, North Carolina ("Mortgagor"), and NATIONSBANK, N.A. (SOUTH) (as successor-by merger to NationsBank of Georgia, N.A.), a national banking association with its principal offices in Atlanta, Georgia ("Mortgagee").

         1. The Mortgagor is a wholly-owned subsidiary of Seneca Knitting Mills Corporation, a New York corporation ("Seneca"), which is a wholly-owned subsidiary of Ridgeview, Inc., a North Carolina corporation ("Ridgeview").

         2. The Mortgagor is the maker of that certain Subsidiary Guaranty dated as of June 28, 1995 (the "Guaranty") in favor of the Mortgagee, pursuant to which the Mortgagor guarantees obligations of Ridgeview to the Mortgagee pursuant to (a) that certain Loan and Security Agreement (Revolving Loans) dated as of January 10, 1995 between Ridgeview and the Mortgagee, as amended by First Amendment to Loan and Security Agreement dated as of June 28, 1995, Second Amendment to Loan and Security Agreement dated as of October __, 1995, Third Amendment to Loan and Security Agreement dated as of June 11, 1996 and Fourth Amendment to Loan and Security Agreement dated as of September 6, 1996 (as so amended, the "Revolver Agreement"), and (b) that certain Loan and Security Agreement (Term Loan) dated as of January 10, 1995 between Ridgeview and the Mortgagee as amended by First Amendment to Loan and Security Agreement dated as of June 28, 1995, Second Amendment to Loan and Security Agreement dated as of October __, 1995, Third Amendment to Loan and Security Agreement dated as of June 11, 1996 and Fourth Amendment to Loan and Security Agreement dated as of September 6, 1996 (as so amended, the "Term Agreement"), up to a maximum amount equal to $635,000.

         3. As security for its obligations under the Guaranty, the Mortgagor has previously executed that certain Mortgage and Security Agreement dated as of June 28, 1995 in favor of Mortgagee, recorded at Liber 0512, Page 130, Seneca County, New York real estate records (the "Mortgage").

         4. Ridgeview and the Mortgagee have now agreed to amend, restate and consolidate the Revolver Agreement and the Term Agreement in the form of that certain Amended and Restated Loan and Security Agreement dated as of December __, 1996 (as amended, modified, supplemented or restated from time to time, the "Loan Agreement") among Ridgeview, Seneca and [Interknit] as borrowers and the Mortgagee as lender.

         5. In connection with the execution and delivery of the Loan Agreement, the Mortgagor and Mortgagee have agreed to amend the Mortgage as hereinafter set forth.

         NOW, THEREFORE, the Mortgagor and Mortgagee hereby agree as follows:

         1. The Mortgage is hereby amended by amending the first four introductory paragraphs in their entirety to read as follows:

                  THIS MORTGAGE AND SECURITY AGREEMENT made as of the 28th day of June 1995, as amended by a modification thereto dated as of December ___, 1996, between GPM Corporation, a New York corporation having a mailing address of c/o Ridgeview, Inc., Post Office Box 8, 2101 North Main Street, Newton, North Carolina ("Mortgagor"), and NationsBank, N.A. (South) (as successor by merger to NationsBank of Georgia, N.A.), a national banking association with its principal offices in Atlanta, Georgia ("Mortgagee").

                  1. The Mortgagor is a wholly-owned subsidiary of Seneca Knitting Mills Corporation, a New York corporation ("Seneca"), which is a wholly-owned subsidiary of Ridgeview, Inc., a North Carolina corporation ("Ridgeview").

                  2. The Mortgagor has entered into that certain Subsidiary Guaranty dated as of June 28, 1995, as confirmed by a confirmation thereof dated as of December ___, 1996 (as so confirmed and as the same may be amended, modified, supplemented or restated from time to time, the "Guaranty"), in favor of the Mortgagee. The Guaranty secures the indebtedness of Ridgeview and Seneca, among others, to the Mortgagee up to a maximum amount equal to Six Hundred Thirty-Five Thousand Dollars ($635,000).

                  3. In addition, Ridgeview has entered into a Mortgage and Security Agreement dated as of June 28, 1995 in favor of the Mortgagee, as amended by a modification thereto dated as of December ___, 1996 (as so modified, the "Ridgeview Mortgage"). The Ridgeview Mortgage secures the full amount of indebtedness of Ridgeview to the Mortgagee under that certain Amended and Restated Loan and Security Agreement dated as of December ___, 1996 among Ridgeview, Seneca and [Interknit] as borrowers and the Mortgagee as lender, including, without limitation, the portion of such indebtedness guaranteed by the Mortgagor pursuant to the Guaranty and secured by this Mortgage.

         2. Except as hereby modified, the terms and conditions of the Mortgage, including, without limitation, any exhibits thereto, shall remain in full force and effect.

         3. This Modification shall be deemed to be a contract under, and for all purposes construed in accordance with the internal laws and judicial decisions of, the State of New York.

         IN WITNESS WHEREOF, the undersigned Mortgagor and Mortgagee have duly executed this Modification as of the day and year first above written.


                                         GPM CORPORATION, a New York
                                         corporation


                                         By:___________________________
                                            Hugh R. Gaither
                                            President



                                         NATIONSBANK, N.A. (SOUTH)


                                         By:___________________________
                                            Scott K. Goldstein
                                            Vice President

STATE OF ___________________

COUNTY OF __________________


         On this ____ day of December 1996, before me personally came Hugh R. Gaither, to me known, who, being by me duly sworn, did depose and say that he resides in North Carolina, that he is the President of GPM Corporation, a New York corporation, the corporation described in and which executed the foregoing instrument, and he signed his name thereto by order of the Board of Directors of said corporation.


                                                  ---------------------------
                                                         Notary Public


[NOTARIAL SEAL]

My commission expires:  _______________



STATE OF ___________________

COUNTY OF __________________

         On this ____ day of December 1996, before me personally came Scott K. Goldstein, to me known, who, being by my duly sworn, did depose and say that he resides in Georgia, that he is a Vice President of NationsBank, N.A. (South), a national banking association, the national banking association described in and which executed the foregoing instrument, and he signed his name thereto by order of said national banking association.



                                                   ---------------------------
                                                           Notary Public


[NOTARIAL SEAL]

My commission expires:  _______________